UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933
Date of Report (Date of earliest event reported):  February 28, 2018

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2018, Owens Realty Mortgage, Inc., a Maryland corporation (the "Company"), entered into First Note Revision Agreements with each of the lenders, ZB, N.A. dba California Bank & Trust, First Bank, and Umpqua Bank, to amend the existing Second Amended and Restated Master Revolving Notes and extend the maturity date of the Company's secured revolving Credit Facility with the lenders.  The maturity date for funds borrowed pursuant to the Credit Facility has been extended from March 1, 2018 to June 1, 2018, and advances of funds under the terms of the Credit Facility are permitted until the new maturity date. Other terms of the Credit Facility remain the same.

The foregoing descriptions of the First Note Revision Agreements and related documents do not purport to be complete and are qualified in their entirety by reference to the full text of the First Note Revision Agreements attached as Exhibits 10.1 through 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A copy of a press release announcing the amendment of the Credit Facility is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) may contain "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about the Company's plans, strategies, prospects, and anticipated events, including the transactions or other items discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the Securities and Exchange Commission including those appearing under the heading "Item 1A. Risk Factors" in the Company's most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	First Note Revision Agreement, dated as of February 28, 2018, between ZB, N.A. dba California Bank & Trust and Owens Realty Mortgage, Inc.
10.2	First Note Revision Agreement, dated as of February 28, 2018, between First Bank and Owens Realty Mortgage, Inc.
10.3	First Note Revision Agreement, dated as of February 28, 2018, between Umpqua Bank and Owens Realty Mortgage, Inc.
99.1	Press Release dated March 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC., a Maryland corporation

Date: March 5, 2018	By:	/s/ Bryan H. Draper
	Name:	Bryan H. Draper
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Note Revision Agreement, dated as of February 28, 2018, between ZB, N.A. dba California Bank & Trust and Owens Realty Mortgage, Inc.
10.2	First Note Revision Agreement, dated as of February 28, 2018, between First Bank and Owens Realty Mortgage, Inc.
10.3	First Note Revision Agreement, dated as of February 28, 2018, between Umpqua Bank and Owens Realty Mortgage, Inc.
99.1	Press Release dated March 5, 2018.